UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CSX Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 18, 2018.

CSX CORPORATION

CSX CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 19, 2018
Date: May 18, 2018	Time: 10:00 a.m. EDT
Location:	The Prime F. Osborn III Convention Center
1000 Water Street
Jacksonville, FL 32204

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/csx, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
   How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT           ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com/csx, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. You can also submit your preference to receive paper or e-mail delivery of future meeting materials. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com/csx
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2018 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the meeting, you can write to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202, or call (904) 359-3256.

Vote By Internet: Go to www.proxyvote.com/csx or from a smartphone, scan the QR Barcode above. Use the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4.

1.	Election of Directors

Nominees:

	1a.	Donna M. Alvarado

	1b.	John B. Breaux

	1c.	Pamela L. Carter

	1d.	James M. Foote

	1e.	Steven T. Halverson

	1f.	Paul C. Hilal

	1g.	Edward J. Kelly, III

	1h.	John D. McPherson

	1i.	David M. Moffett

	1j.	Dennis H. Reilley

	1k.	Linda H. Riefler

	1l.	J. Steven Whisler

	1m.	John J. Zillmer

2.	The ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2018;

3.	Advisory (non-binding) resolution to approve compensation for the Company's named executive officers;

4.	The approval of the 2018 CSX Employee Stock Purchase Plan.

In appreciation for submitting your vote for the CSX Annual Meeting and to further our commitment to environmental stewardship, a tree will be planted on your behalf in a protected park or wildlife refuge.

Thank You!